UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

EXPAND ENERGY CORPORATION

(Exact name of registrant as specified in its Charter)

Oklahoma	001-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 North Western Avenue	Oklahoma City	OK	73118
(Address of principal executive offices)			(Zip Code)

(405) 848-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXE	The Nasdaq Stock Market LLC
Class A Warrants to purchase Common Stock	EXEEW	The Nasdaq Stock Market LLC
Class B Warrants to purchase Common Stock	EXEEZ	The Nasdaq Stock Market LLC
Class C Warrants to purchase Common Stock	EXEEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events.

Southwestern Merger

As previously disclosed, on October 1, 2024, Expand Energy Corporation (formerly known as Chesapeake Energy Corporation), an Oklahoma corporation (the “Company” or “Expand Energy”), completed its previously announced merger with Southwestern Energy Company, a Delaware corporation (“Southwestern”), pursuant to that certain Agreement and Plan of Merger, dated as of January 10, 2024 (the “Merger Agreement”), by and among the Company, Southwestern, Hulk Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Hulk LLC Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company (“Merger Sub LLC”). Pursuant to the terms of the Merger Agreement, Merger Sub Inc. was merged with and into Southwestern (the “First Merger”), with Southwestern continuing as the surviving corporation and as a wholly owned subsidiary of the Company. Immediately following the effective time of the First Merger, the surviving corporation was merged with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving entity and as a wholly owned subsidiary of the Company (the “Second Merger”). Following the effective time of the Second Merger, Merger Sub LLC was merged with and into the Company with the Company continuing as the surviving entity (together with the First Merger and the Second Merger, the “Merger”).

Financial Statements

The following audited consolidated financial statements of Southwestern as of December 31, 2023 and 2022 and for the three years ended December 31, 2023, 2022 and 2021 and the related notes thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Management’s Report on Internal Control Over Financial Reporting;

•	Report of Independent Registered Public Accounting Firm;

•	Consolidated Statements of Operations for the three years ended December 31, 2023;

•	Consolidated Statements of Comprehensive Income (Loss) for the three years ended December 31, 2023;

•	Consolidated Balance Sheets as of December 31, 2023 and 2022;

•	Consolidated Statement of Cash Flows for the three years ended December 31, 2023;

•	Consolidated Statement of Changes in Equity for the three years ended December 31, 2023; and

•	Notes to Consolidated Financial Statements.

Attached hereto as Exhibit 23.1 is the consent of PricewaterhouseCoopers LLP, the independent registered public accounting firm of Southwestern, related to the above-referenced audited consolidated financial statements of Southwestern, which are incorporated by reference to the Company’s Registration Statements Nos. 333-282773, 333-253340 and 333-260834 on Form S-8 and the Company’s Registration Statements Nos. 333-263820 and 333-260833 on Form S-3 and filed as Exhibit 99.1 to this Current Report on Form 8-K.

The reserve audit report prepared by Netherland, Sewell & Associates, Inc. relating to Southwestern’s estimated quantities of its proved natural gas, natural gas liquids and crude oil reserves as of December 31, 2023 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Attached hereto as Exhibit 23.2 is the consent of Netherland, Sewell & Associates, Inc., the independent petroleum engineering firm of Southwestern, related to the above-referenced report filed as Exhibit 99.2 to this Current Report on Form 8-K.

The following unaudited consolidated financial statements of Southwestern as of and for the quarterly period ended September 30, 2024 and the related notes thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Consolidated Statements of Operations for the three and nine months ended September 30, 2024 and 2023;

•	Consolidated Statements of Comprehensive Income (Loss) for the three and nine months ended September 30, 2024 and 2023;

•	Consolidated Balance Sheets at September 30, 2024 and December 31, 2023;

•	Consolidated Statement of Cash Flows for the nine months ended September 30, 2024 and 2023;

•	Consolidated Statement of Changes in Equity for the quarterly periods ended March 31, 2023, June 30, 2023, September 30, 2023, March 31, 2024, June 30, 2024 and September 30, 2024; and

•	Notes to Consolidated Financial Statements.

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial statements of Expand Energy and its subsidiaries and Southwestern and its subsidiaries to give effect to the Merger are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2024;

•	Unaudited Pro Forma Combined Statement of Operations for the nine months ended September 30, 2024 and the year ended December 31, 2023; and

•	Notes to Pro Forma Condensed Combined Financial Statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description
23.1*	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Southwestern Energy Company.
23.2*	Consent of Netherland, Sewell & Associates, Inc., independent petroleum engineering firm of Southwestern Energy Company.
99.1	Southwestern Energy Company Audited Consolidated Financial Statements as of December 31, 2023 and for the years ended December 31, 2023, 2022 and 2021, and accompanying notes thereto (incorporated by reference to Item 8 of the Annual Report on Form 10-K, File No. 001-08246, filed by Southwestern Energy Company with the SEC on February 22, 2024).
99.2	Reserve Audit Report of Netherland, Sewell & Associates, Inc., dated February 14, 2024 (incorporated by reference to Exhibit 99.1 to the Annual Report on Form 10-K, File No. 001-08246, filed by Southwestern Energy Company with the SEC on February 22, 2024).
99.3*	Southwestern Energy Company Unaudited Condensed Consolidated Financial Statements as of September 30, 2024 and for the three and nine months ended September 30, 2024, and accompanying notes thereto.
99.4*	Unaudited Pro Forma Condensed Combined Financial Statements.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPAND ENERGY CORPORATION

By:	/s/ Chris Lacy
Chris Lacy
Executive Vice President, General Counsel and Corporate Secretary

Date: November 15, 2024